UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 29, 2009
Date of Report (date of earliest event reported)
SKYPEOPLE FRUIT JUICE, INC.
(Exact name of Registrant as specified in its charter)
Florida	000-32249	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China
(Address of principal executive offices, including zip code)
011-86-29-88386415
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 29, 2009, SkyPeople Fruit Juice, Inc., or the Company, amended and restated two warrants, the Amended and Restated Warrants, to purchase the Company’s common stock originally issued on June 2, 2009 to Barron Partners L.P. and Eos Holdings LLC for 1,192,883 shares and 35,451 shares, respectively.  The Amended and Restated Warrants’ provisions were amended to set the exercise price of each warrant at $2.55 per share and removed the original warrants’ provisions whereby the exercise price adjusted to $4.50 per share upon the occurrence of certain events.

The foregoing description of the Amended and Restated Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Warrants, a copy of each is attached hereto as Exhibits 4.5 and 4.6.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 9, 2009, the Company issued a warrant to purchase 100,000 shares of the Company’s common stock to its Chief Financial Officer, Spring Liu, at an exercise price of $4.50, which was in excess of the closing sale price of the Company’s common stock on the NYSE AMEX on the date of grant of $3.17.  The warrant is exercisable until December 9, 2014 and was fully vested at issuance.  The warrant may be net exercised, subject to limitations set forth in the warrant.

The foregoing description of the warrant issued to Spring Liu does not purport to be complete and is qualified in its entirety by reference to the full text of the warrant issued to Spring Liu, a copy of each is attached hereto as Exhibit 4.7.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.5	Amended and Restated Common Stock Purchase Warrant, dated October 29, 2009, issued to Barron Partners L.P.
4.6	Amended and Restated Common Stock Purchase Warrant, dated October 29, 2009, issued to Eos Holdings LLC
4.7	Common Stock Purchase Warrant, dated December 9, 2009, issued to Spring Liu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYPEOPLE FRUIT JUICE, INC.

Date: January 12, 2009	By: /s/ Spring Liu Spring Liu Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.5	Amended and Restated Common Stock Purchase Warrant, dated October 29, 2009, issued to Barron Partners L.P.
4.6	Amended and Restated Common Stock Purchase Warrant, dated October 29, 2009, issued to Eos Holdings LLC
4.7	Common Stock Purchase Warrant, dated December 9, 2009, issued to Spring Liu